UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2018

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 1020, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The Securities Purchase Agreement and the Notes

On March 8, 2018, Global Eagle Entertainment Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Searchlight II TBO, L.P. and Searchlight II TBO-W, L.P. (together, “Searchlight”), pursuant to which the Company has agreed to sell to Searchlight II TBO, L.P. $150,000,000 in aggregate principal amount of its second lien notes (the “Notes”), and to Searchlight II TBO-W, L.P. warrants to acquire an aggregate of 18,065,775 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $0.01 per share (the “Penny Warrants”), and warrants to acquire an aggregate of 13,000,000 shares of Common Stock at an exercise price of $1.57 per share (the “Market Warrants” and, together with the Penny Warrants, the “Warrants”), for aggregate price of $150,000,000. The transactions contemplated by the Purchase Agreement (the “Searchlight Transactions”) are subject to satisfaction of the conditions set forth in the Purchase Agreement. The date on which the Notes and the Warrants are to be issued is referred to herein as the “Closing Date.” Nasdaq has completed its review of the Searchlight Transactions, and the Company expects the closing to occur prior to March 31, 2018.

The Company intends to use a portion of the proceeds from the sale of the Notes and the Warrants to repay the full $78 million outstanding principal balance on the Company’s revolving credit facility under its Credit Agreement (as defined below), following which the full facility will remain available to the Company. The Company anticipates using the remaining proceeds for growth initiatives and other general corporate purposes.

The Notes mature on June 30, 2023. Interest on the Notes will initially be payable in kind (compounded semi-annually) at a rate of 12.0% per annum. Interest will automatically convert to accruing cash pay interest at a rate of 10.0% per annum upon the earlier of (i) March 15, 2021 and (ii) the last day of the most recently ended fiscal quarter of the Company for which financial statements have been delivered pursuant to the terms of the Purchase Agreement for which the Company’s “total net leverage ratio” has decreased to 3.39 to 1.0. Our “total net leverage ratio” is as defined in the Purchase Agreement, and uses a “Consolidated EBITDA” definition from the Purchase Agreement that is different than the “Adjusted EBITDA” figure that we publicly report to our investors.

Each of the Company’s subsidiaries that guarantees the Company’s obligations under its credit agreement, dated as of January 6, 2017 (as amended, the “Credit Agreement”), among the Company, the subsidiary guarantors party thereto from time to time, Citibank, N.A., as administrative agent (the “Administrative Agent”), each lender from time to time party thereto, Citibank, N.A., as L/C issuer, and Citibank, N.A., as swing line lender, will guarantee the Notes (the “Guarantors”) pursuant to a guaranty agreement to be entered into on the Closing Date (the “Guaranty”). The Notes and the guarantees thereof will be subordinated in right of payment to the obligations of the Company and the Guarantors under the Credit Agreement and will be secured by the same assets securing the obligations of the Company and the Guarantors under the Credit Agreement on a second lien basis, subject to the terms of an intercreditor and subordination agreement (the “Intercreditor Agreement”) to be entered into on the Closing Date among the Company, the Guarantors, the Administrative Agent and the collateral agent (the “Collateral Agent”) to be appointed under the Purchase Agreement.

Prior to the third anniversary of the Closing Date, the Company may redeem the Notes at a price equal to 100.0% of the principal amount of the Notes to be redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to (but excluding) the date of redemption. Thereafter, each Note will be redeemable at 105.0% of the principal amount thereof from the third anniversary of the Closing Date until (and excluding) the fourth anniversary of the Closing Date, at 102.5% of the principal amount thereof from the fourth anniversary of the Closing Date until (and excluding) the fifth anniversary of the Closing Date, and thereafter at 100.0% of the principal amount thereof, plus, in each case, accrued and unpaid interest thereon, if any, to (but excluding) the redemption date. Upon a “change of control” (as defined in the Purchase Agreement), the Company must offer to purchase the Notes at a price in cash equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to (but excluding) the date of purchase.

The Purchase Agreement contains affirmative and negative covenants of the Company and its subsidiaries consistent with those in the Credit Agreement (including limitations on the amount of first lien indebtedness that may be incurred) and contains customary events of default, upon the occurrence and during the continuance of which the majority holders of the Notes may declare all obligations under the Notes to become immediately due and payable.

The Company makes customary representations and warranties in the Purchase Agreement. The Purchase Agreement also includes customary termination provisions for the benefit of the Company and Searchlight.

On the Closing Date, the Company and the Guarantors will enter into a security agreement with the Collateral Agent (the “Security Agreement”). Under the Security Agreement, each of the Company and the Guarantors will grant and pledge to the Collateral Agent, to secure the payment and performance in full of all of the obligations under the Notes, a security interest in substantially all of their respective assets, and all proceeds and products and supporting obligations in respect thereof, subject to customary limitations, exceptions, exclusions and qualifications, and the Security Agreement will be subject to the terms of the Intercreditor Agreement.

Searchlight will not be permitted to transfer its Notes before January 1, 2021, except to its controlled affiliates.

The Warrants

The Warrants will be exercisable at any time and from time to time after the Vesting Date (as defined below) until on or prior to the close of business on the tenth anniversary of the Closing Date. The Warrants will vest and become exercisable on January 1, 2021 (the “Vesting Date”), if the 45-day volume-weighted average price of the Common Stock (as reported by NASDAQ) is at or above (i) $4.00, in the case of the Penny Warrants, and (ii) $2.40, in the case of the Market Warrants, in each case at any time following the Closing Date.

The holders of the Warrants cannot exercise the Warrants if and to the extent, as a result of such exercise, either (i) such holder’s (together with its affiliates) aggregate voting power on any matter that could be voted on by holders of the Common Stock would exceed 19.9% of the maximum voting power outstanding or (ii) such holder (together with its affiliates) would beneficially own more than 19.9% of the then outstanding Common Stock, subject to customary exceptions in connection with public sales or the consummation of a specified liquidity event described in the Warrants.

The Warrants also include customary anti-dilution adjustments.

Warrantholders Agreement

On the Closing Date, the Company and Searchlight II TBO-W, L.P. will enter into a warrantholders agreement (the “Warrantholders Agreement”), which will set forth rights and obligations of the Company and Searchlight as a holder of the Warrants, as described below.

Board Representation

Pursuant to the terms of the Warrantholders Agreement, on the Closing Date, the Company will increase the size of its board of directors (the “Board”) to eleven members, and will appoint each of Eric Zinterhofer and Eric Sondag as Class III directors (as such term is used in the Company’s certificate of incorporation) of the Board, with a term expiring in 2020. Mr. Zinterhofer is a founding partner of Searchlight, and Mr. Sondag is a partner of Searchlight. For so long as Searchlight and its controlled affiliates beneficially own at least 25% of the number of Penny Warrants issued on the Closing Date (and/or the respective shares of Common Stock issued in connection with the exercise of the Penny Warrants), Searchlight shall have the right to nominate a number (rounded up to the nearest whole number) of individuals for election to the Board equal to the product of the following (such individuals, the “Searchlight Nominees”):

•	the number of directors then serving on the Board, multiplied by

•	a fraction, the numerator of which is the total number of outstanding shares of Common Stock underlying the Penny Warrants beneficially owned by Searchlight (after giving effect to the exercise of the Penny Warrants) and the denominator of which is the sum of (A) the total number of outstanding shares of Common Stock plus (B) the number of shares of Common Stock underlying the Penny Warrants that have not yet been exercised;

Searchlight will not be entitled to nominate more than one individual to the Board if it beneficially owns less than 50% of the Penny Warrants (or the underlying shares of Common Stock) issued or issuable on the Closing Date. In no event will Searchlight be entitled to nominate more than two individuals to the Board.

Searchlight’s rights to Board representation will terminate if Searchlight and its affiliates have an employee, member or partner (other than a limited partner who is an investor in Searchlight) who is a director or executive officer of a competitor of the Company, or if Searchlight has a portfolio company that is a competitor of the Company.

Stock Buy-back Restriction

Until the earlier of (i) the date on which Searchlight no longer beneficially owns at least 25% of the number of Market Warrants issued on the Closing Date (and/or the respective shares of Common Stock issued in connection with the exercise of the Market Warrants) and (ii) January 1, 2021, without the prior consent of Searchlight, the Company will not directly or indirectly redeem, purchase or otherwise acquire (any such event, an “Acquisition”) any equity securities of the Company for a consideration per share (plus, in the case of any options, rights, or securities, the additional consideration required to be paid to the Company upon exercise, conversion or exchange) greater than the market price (as defined in the Warrants) per share of Common Stock immediately prior to the earlier of (x) the announcement of such Acquisition or (y) such Acquisition.

Warrant Transfer Restrictions

Searchlight will not be permitted to transfer its Warrants prior to January 1, 2021, except to its controlled affiliates or in connection with certain tender offers, exchange offers, mergers or similar transactions. The Warrants and the underlying shares of Common Stock will be freely transferable by Searchlight on and after January 1, 2021.

Registration Rights

Searchlight will have customary shelf, demand and piggyback registration rights with respect to the Common Stock (including shares of Common Stock issuable upon exercise of the Warrants) that it holds, including demand registrations and underwritten “shelf takedowns,” subject to specified restrictions, thresholds and the Company’s eligibility to use a registration statement on Form S-3.

Participation Rights

Until the earlier of (i) the fifth anniversary of the Closing Date and (ii) the date Searchlight no longer holds at least 50% of the Penny Warrants (or the respective shares of Common Stock underlying such Penny Warrants), Searchlight will have participation rights with respect to issuances of common equity securities by the Company, subject to exceptions. These rights entitle Searchlight to opt to participate in future issuances by the Company of common equity or common equity-linked securities, subject to customary exceptions.

Standstill

Until the earlier of (i) the 18-month anniversary of the Closing Date and (ii) the date on which Searchlight owns less than 10% of the outstanding Common Stock (directly or on an as-exercised basis), neither Searchlight nor its affiliates will (a) acquire any voting equity securities or material assets of the Company if Searchlight (together with its affiliates) would beneficially hold in the aggregate more than 9.9% of the Company’s 2.75% convertible senior notes due 2035 or 9.9% of the Company’s Common Stock, (b) acquire all or a material part of the Company or its subsidiaries, (c) make, or in any way participate in any “proxy contest” or other solicitation of proxies, (d) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) with respect to any voting securities of the Company or any of its Subsidiaries, (e) seek to influence or control the Company’s management or policies, (f) directly or indirectly enter into any discussions, negotiations, arrangements or understandings with any other person with respect to any of the foregoing activities, (g) advise, assist, encourage, act as a financing source for or otherwise invest in any other person in connection any of the foregoing activities or (h) publicly disclose any intention, plan or arrangement inconsistent with any of the foregoing.

Additional Matters

The foregoing descriptions have been included to provide investors with information regarding the terms of the Searchlight Transactions, and are not intended to provide any factual information about the parties or the Company’s business. The Purchase Agreement contains representations and warranties that the parties made solely for the benefit of each other. These representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and shareholders, and (iii) are made only as of the date of the Purchase Agreement, the closing of the issuances of the Notes and the Warrants thereunder and/or as of such other date or dates as may be specified in the Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which information may or may not be fully reflected in the Company’s public disclosures. Investors and shareholders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances regarding the Company at this time or any other time.

The description contained herein of the Purchase Agreement, the Notes, the Guaranty, the Security Agreement, the Intercreditor Agreement, the Warrants and the Warrantholders Agreement is qualified in its entirety by reference to the terms of the Purchase Agreement (including its exhibits), which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Senior Secured Credit Agreement

In connection with the Searchlight Transactions, on March 8, 2018, the Company entered into the Sixth Amendment to the Credit Agreement (the “Sixth Amendment”), among the Company, the Guarantors, the lenders party thereto and the Administrative Agent. The Sixth Amendment amends the terms of the Credit Agreement, in part, by:

•	resetting the non-call period by modifying the definition of the “Relevant Call Date” to mean June 30, 2020;

•	modifying the mandatory prepayments provision therein to require the Company, following the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the delivery of a budget and certain projections for the 2018 fiscal year to Searchlight, to repay all then outstanding revolving credit loans outstanding under the Credit Agreement, including outstanding interest thereon;

•	modifying the debt covenant therein to permit the incurrence of indebtedness in connection with the issuance of $150,000,000 in aggregate principal amount of the Notes and any refinancing thereof and adding a corresponding exception to the lien covenant; and

•	modifying the junior-debt-prepayments covenant therein to prohibit the Company from making interest payments in respect of the Notes in cash prior to the earlier of (i) March 15, 2021 and (ii) such time as the Company’s “total net leverage ratio” has decreased to 3.39 to 1.0. As noted above, our “total net leverage ratio” is as defined in the Purchase Agreement, and uses a “Consolidated EBITDA” definition from the Purchase Agreement that is different than the “Adjusted EBITDA” figure that we publicly report to our investors.

The Company did not pay the lenders any fees in connection with the Sixth Amendment.

The description contained herein of the Sixth Amendment is qualified in its entirety by reference to the terms of the Sixth Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On March 8, 2018, the Company entered into the Purchase Agreement, pursuant to which it agreed to sell the Notes and the Warrants in a private placement in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act. The Company will rely on this exemption from registration based in part on representations made by Searchlight in the Purchase Agreement. As described above, Searchlight will have registration rights with respect to the Common Stock issuable upon the exercise of the Warrants.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

Effective as of the Closing Date, the Company will increase the size of the Board to eleven members, and will appoint Eric Zinterhofer and Eric Sondag as Class III directors with terms expiring at the Company’s annual stockholders meeting in 2020 as described in Item 1.01 above under the caption “Warrantholders Agreement—Board Representation.”

Messrs. Zinterhofer and Sondag will be compensated for their service as directors in accordance with the Company’s Outside Director Compensation Program as described under the caption “Director Compensation” in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 28, 2017 (the “Proxy Statement”). We expect Mr. Zinterhofer to serve on the Board’s Compensation Committee and Mr. Sondag to serve on the Board’s Audit Committee and Corporate Governance and Nominating Committee.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Appointment of Executive Chairman and Chief Executive Officer

Effective April 1, 2018 the Board has appointed Jeffrey A. Leddy, the Company’s current Chief Executive Officer (“CEO”), to the newly created position of Executive Chairman of the Company and has appointed Joshua B. Marks to replace Mr. Leddy as CEO. Both Mr. Leddy, as Executive Chairman, and Mr. Marks, as CEO, will report directly to the Board. Upon such date, Mr. Leddy will also become Chairman of the Board, and Mr. Marks will join the Company’s Board as a Class I director with a term expiring at the Company’s 2018 annual stockholders meeting. Neither Mr. Leddy nor Mr. Marks is expected to serve on any Board committees. As Chairman of the Board, Mr. Leddy will succeed Edward L. Shapiro, the Board’s current Chairman, and Mr. Shapiro will become the Board’s Lead Independent Director.

Mr. Leddy has been the Company’s CEO since February 2017. Mr. Marks joined the Company in 2015 and currently serves as Executive Vice President of its Connectivity segment. Information about Mr. Leddy can be found under the caption “Directors and Executive Officers—Directors” of the Proxy Statement, and information about Mr. Marks can be found under the caption “Directors and Executive Officers —Executive Officers” in the Proxy Statement. In addition, information about related-party transactions involving Mr. Marks can be found under the caption “Related Party Transactions Policy and Transactions—Related Party Transactions” in the Proxy Statement. The information about Mr. Leddy and Mr. Marks set forth under such captions is hereby incorporated by reference.

The Compensation Committee of the Board (the “Compensation Committee”) has determined that, effective April 1, 2018, Mr. Leddy’s annual base salary will be $300,000 (which is a reduction from his current $625,000 annual base salary), and he will not be eligible for any Annual Incentive Plan (“AIP”) bonus starting with the 2018 performance year (versus his current AIP target of 100% of his annual base salary). The Compensation Committee has not made any additional changes to Mr. Leddy’s compensation arrangements at this time, and he will continue to participate as a “Tier II participant” in the Company’s Change in Control and Severance Plan for Senior Management. For further information regarding the Company’s AIP as well as its Change in Control and Severance Plan for Senior Management, please refer to the Proxy Statement.

The Compensation Committee has also determined that, effective April 1, 2018, Mr. Marks’ annual base salary will be $500,000 (which is an increase from his current $385,000 annual base salary), and his AIP bonus target for the 2018 performance year will be 100% of his base salary (versus his current AIP target of 75% of his annual base salary). Mr. Marks will continue to participate in the Company’s Change in Control and Severance Plan for Senior Management as a “Tier II participant.” Mr. Marks will also be entitled to a one-time relocation expense reimbursement and temporary living expenses in Los Angeles, California for up to one year. In addition, if the Company terminates his employment without “Cause” or if Mr. Marks terminates his employment for “Good Reason” (each as defined in the Company’s Change in Control and Severance Plan for Senior Management), then the Company will also reimburse Mr. Marks for his lease termination and relocation expenses.

Cautionary Note Regarding Forward-Looking Statements

In this Current Report on Form 8-K we make “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the terms of the Searchlight Transaction described above, the expected use of proceeds and the expected closing date thereof. These forward-looking statements are based on information available to us as of the date hereof and on our current expectations, forecasts and assumptions, and involve substantial risks and uncertainties. Actual results may vary materially from those expressed or implied by the forward looking statements herein due to a variety of other factors, including: our ability and that of Searchlight to consummate the transaction on the terms described above or at all and due to other risks and uncertainties set forth herein and in our most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q.

The forward-looking statements herein speak only as of the date the statements are made (which is the date of this Current Report on Form 8-K). Investors should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of March 8, 2018, by and among Global Eagle Entertainment Inc., Searchlight II TBO, L.P. and Searchlight II TBO-W, L.P.

10.2	Sixth Amendment, dated as of March 8, 2018, to Credit Agreement, among Global Eagle Entertainment Inc., the guarantors party thereto, the lenders party thereto and Citibank, N.A, as Administrative Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

Dated: March 9, 2018